Principal Activities and Reorganization	12 Months Ended
Dec. 31, 2012
Principal Activities and Reorganization [Abstract]
Principal Activities and Reorganization

(1) Principal Activities and Reorganization

Fuwei Films (Holdings) Co., Ltd and its subsidiaries (the "Company" or the "Group") are principally engaged in the production and distribution of BOPET film, a high quality plastic film widely used in packaging, imaging, electronics, electrical and magnetic products in the People's Republic of China (the "PRC"). The Company is a holding company incorporated in the Cayman Islands, established on August 9, 2004 under the Cayman Islands Companies Law as an exempted company with limited liability. The Company was established for the purpose of acquiring shares in Fuwei (BVI) Co., Ltd ("Fuwei (BVI)"), an intermediate holding company established for the purpose of acquiring all of the ownership interest in Fuwei Films (Shandong) Co., Ltd.

On April 23, 2009, Fuwei Films USA, LLC was set up and co-invested by Fuwei Films (Holdings) Co., Ltd. and Newell Finance Management Co., Ltd. Fuwei Films USA, LLC has a registered capital of US$10 and total investment amount of US$100. Fuwei Films (Holdings) Co., Ltd. and Newell Finance Management Co., Ltd. own 60% and 40% of the total shares of Fuwei Films USA, LLC, respectively.

On May 9 and 17, 2011, the Company received two notifications from the Weifang State-Owned Assets Operation Administration Company, a wholly-owned subsidiary of Weifang State-Owned Asset Management and Supervision Committee (the "Administration Company"), regarding the transfer of the Company stock previously controlled by the Company's major shareholders. As a result of the transfer, and based on information provided by the Administration Company, the Company believes that 65.45% of its outstanding ordinary shares are controlled indirectly by the Administration Company and the sole director of each of the intermediate holding companies, Mr. Zheng Min.